SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): March 6, 1998




                             China Continental, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    33-3276-D
                              --------------------
                            (Commission file number)

              Utah                                             87-0431063
     -------------------------                         -------------------------
    (State or other jurisdiction                       (I.R.S. Employer
      of incorporation)                                 Identification Number)


  1801-1806 Hua Qin International Building, 340 Queen's Road, Central Hong Kong
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               (Address of principal executive offices) (Zip code)


                                 (852) 2542-2612
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              (Registrant's telephone number, including area code)


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 8. CHANGE IN FISCAL YEAR

     On March 6, 1998, the Board of Directors of China Continental, Inc. voted to amend Article 7.04 of its Bylaws and change its fiscal year end from March 31 to December 31 effective for the period ended December 31, 1997.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          CHINA CONTINENTAL, INC.

                                          By: /s/ Eric Ng
                                              -----------------------
                                              Eric Ng, Financial Controller and
                                              Chief Financial Officer
         Date: May 28, 1998



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